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067226


                                                            PACIFICNET(TM)
                                                                   .COM
                                                               LOGO

                      NUMBER                                                                          SHARES
                PN


                                                       PACIFICNET.COM, INC.

                 COMMON STOCK        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         CUSIP 69511V 10 8
                                                                                                   SEE REVERSE FOR
                                                                                                 CERTAIN DEFINITIONS


                   THIS CERTIFIES that:






                   is the owner of

                       FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE EACH OF THE COMMON STOCK OF

                  -----------------------------------                      -----------------------------------
                ------------------------------------- PACIFICNET.COM, INC. -------------------------------------
                  -----------------------------------                      -----------------------------------

               transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of
               the Corporation as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
                  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                  Dated:


                            /S/ [ILLEGIBLE]                                             /S/ [ILLEGIBLE]
                                                              [SEAL]


                                     Chief Financial Officer                                       Chief Executive Officer

SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY 1960
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COUNTERSIGNED AND REGISTERED:
                JERSEY TRANSFER & TRUST COMPANY
                 201 Bloomfield Ave. PO Box 36
                        Verona, NJ 07044      TRANSFER AGENT
                                               AND REGISTRAR
BY

                                          AUTHORIZED OFFICER


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THE ARTICLES OF INCORPORATION OF THE CORPORATION GRANT TO THE BOARD OF DIRECTORS THE POWER TO ESTABLISH MORE
THAN ONE CLASS OR SERIES OF SHARES AND TO FIX THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH DIFFERENT CLASS
OR SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF
THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES
AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE
RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common              UNIF GIFT MIN ACT- ____________Custodian____________
     TEN ENT - as tenants by the entireties                           (Cust)              (Minor)
     JT TEN  - as joint tenants with right of
               survivorship and not as tenants                      under Uniform Gifts to Minors
               in common                                            Act _____________________________
                                                                             (State)


                Additional abbreviations may also by used though not in the above list.






     For Value Received, _________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------


--------------------------------------------


____________________________________________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

_____________________________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________




                                     ------------------------------------------------------------------------
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                             AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:



-------------------------------------------
THE SIGNATURES MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL
REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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